EXHIBIT 99.1

                           WILTEL COMMUNICATIONS, LLC

                  FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                          CREDIT AND GUARANTY AGREEMENT

           This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of September 2, 2005 and entered into by and among WILTEL COMMUNICATIONS, LLC (the "Company"), WILTEL COMMUNICATIONS GROUP, LLC (formerly known as WilTel Communications Group, Inc.) ("Holdings"), the Subsidiary Guarantors (as defined in Credit Agreement referred to below), the Lenders (as defined in the Credit Agreement) listed on the signature pages hereof or that have consented to the terms hereof, CREDIT SUISSE, CAYMAN ISLANDS BRANCH ("CS"), as first lien administrative agent for the First Lien Facility Lenders (as defined in the Credit Agreement) (in such capacity, the "First Lien Administrative Agent"), second lien administrative agent for the Second Lien Facility Lenders (as defined in the Credit Agreement) (in such capacity, the "Second Lien Administrative Agent"), and administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and is made with reference to that certain Third Amended and Restated Credit Agreement, dated as of September 24, 2004 (the "Credit Agreement"; capitalized terms used but not defined in this Amendment shall have the meanings assigned thereto in the Credit Agreement), by and among the Company, the Guarantors party thereto, the Lenders party thereto, the First Lien Administrative Agent, the Second Lien Administrative Agent and the Administrative Agent.

                                    RECITALS

           WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO CREDIT AGREEMENT

           A. Section 1.1 of the Credit Agreement is hereby amended by modifying the definition of "Consolidated Cash EBIDTA" by adding immediately before the second reference to "plus" thereof the following parenthetical:

               "(exclusive of reimbursements or amounts paid in advance with respect to Reimbursed Capital Expenditures)".

           B. Section 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

               "First Amendment Effective Date": means September 2, 2005.

               "Reimbursed Capital Expenditures": Consolidated Capital Expenditures (a)(i) for which a Loan Party has been reimbursed by a customer or third party in the fiscal year in which such expenditure is made, in an aggregate amount not to exceed $50,000,000 in any fiscal year or (ii) for which the entire amount of such Consolidated Capital Expenditure is paid in advance by a customer or third party, and (b) identified to the Administrative Agent at the time or within thirty (30) days after the relevant transaction is entered into with the applicable customer or third party or identified to the Administrative Agent on the First Amendment Effective Date.

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               "SBC Settlement Agreement": the Termination, Mutual Release and
Settlement Agreement, dated as of June 15, 2005, by and among SBC Communications Inc., SBC Operations, Inc. and SBC Long Distance, LLC, Holdings, the Borrower and Leucadia.

               "Special SBC Payments": any payments made by or on behalf of SBC Communications Inc., SBC Operations, Inc., SBC Long Distance, LLC or any of their respective affiliates under Section III.B of the SBC Settlement Agreement.

           C. Section 1.1 of the Credit Agreement is hereby further amended by modifying the definition of "Loan Documents" by adding "the WCA Joinder Agreement," immediately after "Security Documents," therein.

           D. Section 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

               "WCA": WilTel Communications Acquisition, LLC, a Delaware limited liability company organized solely for the purpose of merging with the Borrower.

               "WCA Joinder Agreement": the Joinder Agreement by and among WCA and the Agents in connection with the merger permitted under Sections 8.4 and 9.4.

           E. Section 2.9 of the Credit Agreement is hereby amended by adding immediately after the last sentence thereof the following:

               "Notwithstanding the foregoing, upon the termination or expiration of any outstanding Letters of Credit, the Revolving Commitments shall automatically be reduced in an amount equal to the stated amount of such Letter of Credit, without further notice by the Borrower or otherwise."

           F. Section 2.12 of the Credit Agreement is hereby amended by adding immediately after clause (j) the following new clause (k):

               "(k) No later than ten (10) days after the end of each fiscal quarter of the Borrower, the Borrower shall make a prepayment of the Loans in an amount equal to 100% of the Special SBC Payments made in such fiscal quarter. Such prepayment shall be applied as set forth in Section 2.12(e)."

           G. Section 2.12(e) of the Credit Agreement is hereby amended by:

               (i) replacing each reference to "Section 2.12(a), (b), (c) and
(d)" therein with "Section 2.12(a), (b), (c), (d) and (k)"; and

               (ii) replacing each reference to "Section 2.12(a), (b), (c) or
(d)" therein with "Section 2.12(a), (b), (c), (d) or (k)".

           H. Section 8 of the Credit Agreement is hereby amended by adding the following new Section 8.18:

               "8.18 Amendments to SBC Settlement Agreement. Amend, supplement or otherwise modify, or waive or fail to enforce any rights under, the SBC Settlement Agreement in a manner which would result in any reduction in any Special SBC Payments or result in any delay in the payment of any Special SBC Payments, in each case, pursuant to the SBC Settlement Agreement as in effect as of the First Amendment Effective Date."

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           I. Section 8.1 of the Credit Agreement is hereby amended by adding the following new clause (d) immediately after clause (c) thereof:

               (d) Minimum Cash Balance. Permit the aggregate amount of cash and Cash Equivalents held by the Loan Parties in an account or accounts subject solely to perfected Liens pursuant to the Security Documents to be less than $150,000,000 at the end of any fiscal quarter.

           J. Section 8.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (m) thereof, (ii) adding "and" at the end of clause (n) thereof and (iii) adding immediately after clause (n) the following new clause (o):

               "(o) Indebtedness in respect of letters of credit in an aggregate principal amount not to exceed $15,000,000 at any one time outstanding."

           K. Section 8.3 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (m) thereof, (ii) adding "and" at the end of clause (n) thereof and (iii) adding immediately after clause (n) the following new clause (o):

               "(o) Liens on cash or Cash Equivalents securing Indebtedness in respect of letters of credit permitted under Section 8.2(o); provided such cash or Cash Equivalents shall not exceed 105% of the face amount of such letters of credit."

           L. Section 8.4 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (b) thereof, (ii) adding "and" at the end of clause (c) thereof and (iii) adding immediately after clause (c) thereof the following new clause (d):

               "(d) the Borrower may be merged with and into WCA, with WCA being the surviving entity; provided, that (i) WCA shall not conduct any business or operations, or have any obligations or liabilities, prior to such merger and
(ii) immediately following the consummation of such merger, WCA shall change its name to "WilTel Communications, LLC."

           M. Section 8.7 of the Credit Agreement is hereby amended by adding the following parenthetical immediately after the phrase "Consolidated Capital Expenditures" the first time such phase appears therein:

               "(other than Reimbursed Capital Expenditures)".

           N. Section 8.14 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (d) thereof, (ii) adding "and" at the end of clause (e) thereof and (iii) adding immediately after such clause (e) the following new clause (f):

               "(f) any agreements governing Liens permitted by Section 8.3(o) (in which case, any prohibition or limitation shall only be effective against the collateral subject to such Liens)".

           O. Section 8.15 of the Credit Agreement is hereby amended by (x) deleting the word "and" at the end of clause (iv) thereof, (y) adding "and" at the end of clause (v) thereof and (z) adding immediately after such clause (e) the following new clause (vi):

               "(vi) restrictions on Indebtedness constituting letters of credit permitted under Section 8.2(o), to the extent prohibiting transfers of the collateral securing such Indebtedness".

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           P. Section 9 of the Credit Agreement is hereby amended by adding the following new Section 9.18:

               "9.18 Amendments to SBC Settlement Agreement. Amend, supplement or otherwise modify, or waive or fail to enforce any rights under, the SBC Settlement Agreement in a manner which would result in any reduction in any Special SBC Payments or result in any delay in the payment of any Special SBC Payments, in each case, pursuant to the SBC Settlement Agreement as in effect as of the First Amendment Effective Date."

           Q. Section 9.1 of the Credit Agreement is hereby amended by adding the following new clause (c) immediately after clause (b) thereof:

               (d) Minimum Cash Balance. Permit the aggregate amount of cash and Cash Equivalents held by the Loan Parties in an account or accounts subject solely to perfected Liens pursuant to the Security Documents to be less than $150,000,000 at the end of any fiscal quarter.

           R. Section 9.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (m) thereof, (ii) adding "and" at the end of clause (n) thereof and (iii) adding immediately after clause (n) the following new clause (o):

               "(o) Indebtedness in respect of letters of credit in an aggregate principal amount not to exceed $15,000,000 at any one time outstanding."

           S. Section 9.3 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (m) thereof, (ii) adding "and" at the end of clause (n) thereof and (iii) adding immediately after clause (n) the following new clause (o):

               "(o) Liens on cash or Cash Equivalents securing Indebtedness in respect of letters of credit permitted under Section 9.2(o); provided such cash or Cash Equivalents shall not exceed 105% of the face amount of such letters of credit."

           T. Section 9.4 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (b) thereof, (ii) adding "and" at the end of clause (c) thereof and (iii) adding immediately after clause (c) thereof the following new clause (d):

               "(d) the Borrower may be merged with and into WCA, with WCA being the surviving entity; provided, that (i) WCA shall not have conducted any business or operations, or have any obligations or liabilities, prior to such merger and (ii) immediately following the consummation of such merger, WCA shall change its name to "WilTel Communications, LLC."

           U. Section 9.7 of the Credit Agreement is hereby amended by adding the following parenthetical immediately after the phrase "Consolidated Capital Expenditures" the first time such phase appears therein:

               "(other than Reimbursed Capital Expenditures)".

           V. Section 9.14 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (d) thereof, (ii) adding "and" at the end of clause (e) thereof and (iii) adding immediately after such clause (e) the following new clause (f):

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               "(f) any agreements governing Liens permitted by Section 9.3(o)
(in which case, any prohibition or limitation shall only be effective against the collateral subject to such Liens)".

           W. Section 9.15 of the Credit Agreement is hereby amended by (x) deleting the word "and" at the end of clause (iv) thereof, (y) adding "and" at the end of clause (v) thereof and (z) adding immediately after such clause (e) the following new clause (vi):

               "(vi) restrictions on Indebtedness constituting letters of credit permitted under Section 9.2(o), to the extent prohibiting transfers of the collateral securing such Indebtedness".

SECTION 2.      WAIVER RELATING TO INVESTMENT ACCOUNTS

           The Administrative Agent, the First Lien Administrative Agent, the Second Lien Administrative Agent and the Lenders hereby acknowledge and agree that Investment Accounts (as defined in the Security Agreement) created solely for purposes of securing obligations with respect to letters of credit permitted by Sections 8.2(o) and 9.2(o) of the Amended Agreement (as hereinafter defined) and containing amounts not in excess of 105% of the face amount of such letters of credit shall not be subject to Sections 5.8 and 6.8 of the Security Agreement.

SECTION 3.      REPRESENTATIONS AND WARRANTIES

           In order to induce the Lenders and the Agents to enter into this Amendment, each Loan Party represents and warrants to each Lender and each Agent that the following statements are true, correct and complete as of the Amendment Effective Date (as hereinafter defined) and the Joinder Effective Date (as hereinafter defined): (i) such Loan Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement");

               (ii) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary organizational action on the part of such Loan Party;

               (iii) the execution and delivery by such Loan Party of this Amendment and the performance by such Loan Party of the Amended Agreement do not and will not violate any Requirement of Law or any material Contractual Obligation of any Loan Party or binding upon any Loan Party and will not result or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents);

               (iv) this Amendment has been duly executed and delivered by such Loan Party and this Amendment and the Amended Agreement are legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

               (v) the representations and warranties contained in Section 4 of the Credit Agreement (other than Section 4.2 of the Credit Agreement solely to the extent affected by the matters referenced in Leucadia's Form 8-Ks dated February 1, 2005 and June 16, 2005, respectively) and contained in the other Loan Documents are and will be true, correct and complete in all material respects on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

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               (vi) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

SECTION 4.      CONDITIONS TO EFFECTIVENESS

           A. Sections 1A, B, E, F, G, H, I, J, K, M, N, O, P, R, Q, S, U, V, W and Section 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date"):

               (i) On or before the Amendment Effective Date, the Company and Holdings shall have delivered to the Administrative Agent copies of resolutions of its Board of Directors, Board of Managers or other authorizing body or Person approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment and all documents evidencing other necessary organizational action and governmental and other material third party approvals and consents, if any (or a certification that none are required) with respect to this Amendment and the matters and transactions contemplated hereby.

               (ii) The Administrative Agent shall have received counterparts of this Amendment executed by the Loan Parties and the Agents, and the Required Lenders shall have executed counterparts of this Amendment or otherwise consented to the terms hereof; and

               (iii) The Company shall have delivered an irrevocable notice to the Administrative Agent to reduce the amount of the Revolving Commitments to $6,000,000 in accordance with Section 2.9 of the Credit Agreement.

           B. Sections 1C, D, L and T of this Amendment shall become effective ("Joinder Effective Date") on the date that the conditions set forth in Section 4A have been satisfied and upon the satisfaction of the following additional conditions precedent:

               (i) The Administrative Agent shall have received counterparts of a joinder agreement substantially in the form of Exhibit A attached hereto (the "Joinder Agreement") executed by WilTel Communications, LLC (formerly known as WilTel Communications Acquisition, LLC) (the "New Borrower") and the Administrative Agent, the First Lien Administrative Agent and the Second Lien Administrative Agent;

               (ii) The Administrative Agent shall have received the results of a recent lien search in Delaware, and such search shall reveal no liens on any of the assets of WilTel Communications Acquisition, LLC;

               (iii) The Administrative Agent shall have received (i) a certificate of the New Borrower, dated the Joinder Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including, without limitation, (a) the certificate of formation of the New Borrower, certified by the Secretary of State of the State of

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Delaware and (b) resolutions of the New Borrower's Board of Directors, Board of
Managers or other authorizing body or Person approving and authorizing the execution, delivery and performance of the Joinder Agreement, certified as of the Joinder Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment and all documents evidencing other necessary organizational action and governmental and other material third party approvals and consents, if any (or a certification that none are required) with respect to the Joinder Agreement and the matters and transactions contemplated thereby, and (ii) a long form good standing certificate for the New Borrower from the Secretary of State of the State of Delaware; and

               (iv) The Administrative Agent shall have received the legal opinion of Weil Gotshal & Manges LLP, counsel for the New Borrower, addressed to each Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5.      ACKNOWLEDGEMENT AND CONSENT

           A. Each Guarantor acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under each of the Loan Documents to which such Guarantor is a party shall not be impaired and each of the Loan Documents to which such Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

           B. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 6.      MISCELLANEOUS

           A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

               (i) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

               (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver or amendment of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

           B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

           C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

           D. Payment of Expenses. The Company shall pay all reasonable expenses incurred by the Administrative Agent (including fees and expenses of counsel), in connection with the Amendment and for services related to the Credit Agreement and the other Loan Documents in accordance with Section 15.5 of the Credit Agreement.

           E. Counterparts. This Amendment may be executed in any number of counterpart copies and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    WILTEL COMMUNICATIONS, LLC

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    WILTEL COMMUNICATIONS GROUP, LLC

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    CG AUSTRIA, INC.

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    CRITICAL CONNECTIONS, INC.
                                    VYVX, LLC
                                    WCS COMMUNICATIONS SYSTEMS, INC.
                                    WILTEL COMMUNICATIONS MANAGED   SERVICES OF
                                     CALIFORNIA, INC.
                                    WILTEL COMMUNICATIONS OF VIRGINIA, INC.
                                    WILTEL COMMUNICATIONS PROCUREMENT, L.L.C.
                                    WILTEL LOCAL NETWORK, LLC

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    WILTEL COMMUNICATIONS PROCUREMENT, LP
                                    By:  WilTel Communications, LLC, as General
                                         Partner

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    WILTEL TECHNOLOGY CENTER, LLC
                                    By:  WilTel Communications, LLC, as Sole
                                         Member

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    FTV COMMUNICATIONS LLC
                                    By:  WilTel Communications, LLC, as Sole
                                         Member

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

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                                    CREDIT SUISSE, Cayman Islands branch,
                                    as Administrative Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    CREDIT SUISSE, Cayman Islands branch,
                                    as First Lien Administrative

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    CREDIT SUISSE, Cayman Islands branch,
                                    as Second Lien Administrative Agent

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                    Consented to by:

                                    _____________________, as a Lender

                                    By:
                                        ----------------------------------------
                                         Name:
                                         Title: